UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 16, 2015

Warren Resources, Inc.

(Exact Name of Registrant
as Specified in Charter)

Maryland	0-33275	11-3024080
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1114 Avenue of the Americas, 34th Floor

New York, New York 10036

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (212) 697-9660

(Former Name or Former Address, if Changed Since Last Report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement.

On June 16, 2015, Warren Resources, Inc. (the “Company”) and its wholly-owned subsidiary Warren E&P, Inc., entered into a non-exclusive purchase and sale agreement (the “CBM Purchase Agreement”) with Escalera Resources, Co. (“Escalera”), pursuant to which Escalera will acquire all of the Company’s shallow depth interests in coalbed methane assets located in the Atlantic Rim area of the Washakie Basin in Carbon County, Wyoming. The CBM Purchase Agreement provides that, at the closing, Escalera will pay to the Company an aggregate amount of cash equal to $37,000,000 (subject to customary post-closing adjustments).

In conjunction with the entry into the CBM Purchase Agreement, the Company, through its wholly-owned subsidiaries, Warren Energy Services, LLC, and Warren E&P, entered into a second non-exclusive purchase and sale agreement (the “Midstream Purchase Agreement,” and together with the CBM Purchase Agreement, the “PSAs”) with Escalera on June 16, 2015 pursuant to which Escalera will acquire midstream pipeline assets appurtenant to the CBM assets being sold under the CBM Purchase Agreement.  The Midstream Purchase Agreement provides that Escalera will pay to the Company an aggregate amount of cash equal to $8,000,000 for the pipeline assets (subject to customary post-closing adjustments), $3,000,000 of which will be payable in cash at closing and the remainder of which will be payable on the first anniversary of closing pursuant to a second lien promissory note secured by the pipeline assets.

The Company and Warren E&P also entered into a letter agreement (the “Deep Rights Agreement,” and together with the PSAs, the “Agreements”) with Escalera on June 16, 2015, pursuant to which the Escalera will acquire an undivided 30% of the Company’s interest in the operated deep rights associated with the Company’s former leases in the Atlantic Rim area for a purchase price of $2,000,000 payable at closing.

The PSAs, which have an effective date of April 1, 2015, contain customary representations, warranties and covenants, including provisions for indemnification, subject to the limitations described in the PSAs. The assertions embodied in the representations and warranties were made solely for purposes of the PSAs and are not intended to provide factual, business or financial information about any of the parties to the PSAs. Moreover, some of the representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for purposes of allocating risk between Escalera and the Company rather than establishing matters as facts. The parties have agreed to certain interim operating covenants through the closing.

Consummation of the transactions contemplated by the PSAs is subject to closing conditions including, among other things, (i) a limit of 15% of the unadjusted purchase price on the exercise of preference rights with respect to the assets to be acquired by Escalera, (ii) entry into a transition services agreement with respect to the midstream pipeline assets to be acquired by Escalera and (iii) completion of Escalera’s financing. Each of the PSAs is non-exclusive and may be terminated by the Company in the event that it sells the relevant assets to another party prior to the closing date under the PSAs. In addition, each of the PSAs also may be terminated by Escalera or the Company if the transactions contemplated thereby have not been consummated on or before September 1, 2015, or if the closing conditions of the other party have not been satisfied and cannot be cured or by mutual written consent. The closing of the transaction contemplated by the Deep Rights Agreement is contingent upon the closing of the transactions contemplated by the PSAs.

The foregoing description of the Agreements is qualified in its entirety by reference to the text of such agreements, copies of which the Company plans to file as exhibits to its Quarterly Report on Form 10-Q for the period ending June 30, 2015. The Company intends to request confidential treatment for certain portions of the Agreements in accordance with the procedures of the Securities and Exchange Commission.

Item 7.01               Regulation FD Disclosure.

On June 16, 2015, the Company issued a press release announcing the sale of the Company’s Wyoming coalbed methane assets and related midstream pipeline assets to Escalera. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

On June 16, 2015, the Company made available an investor presentation regarding the sale to Escalera, which it intends to distribute on and after June 16, 2015. A copy of the presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K and is posted under the “For Investors” section of the Company’s website, www.warrenresources.com.   . The Company undertakes no obligation to update, supplement or amend the materials attached as Exhibit 99.2.

The Company has scheduled a conference call to discuss the transaction at 11:00 a.m. EDT on June 16, 2015. To participate in the conference call, callers in the United States and Canada can dial (866) 270-6057, or if international dial (617) 213-8891. The Conference I.D. for callers is 34680571. A recording of the call will be available for delayed playback for one week beginning at approximately 3:00 p.m. on June 16, 2015. To access the replay, dial (866) 233-1854, or if international dial (617) 614-4949. The confirmation code for the replay is 73273612.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including the attached Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01            Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit No.	Description
99.1	Press Release dated June 16, 2015 Announcing Sale of Wyoming Assets
99.2	Investor Presentation Slides dated June 16, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 16, 2015

WARREN RESOURCES, INC.
(Registrant)

By:	/s/ Saema Somalya
Saema Somalya,
Senior Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 16, 2015 Announcing Sale of Wyoming Assets
99.2	Investor Presentation Slides dated June 16, 2015